UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

S&W SEED COMPANY

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 27, 2022

To our stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of S&W Seed Company. The meeting will be held virtually via live audio-only webcast on Wednesday, December 14, 2022 at 2:30 p.m. Mountain Time. To participate in the annual meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

In order to attend the annual meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on Monday, December 12, 2022. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the meeting, vote at the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person.

Details regarding the business to be conducted are described in the accompanying Notice of Annual Meeting of Stockholders and the Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held Virtually on Wednesday, December 14, 2022 via Live Audio-only Webcast.

The Proxy Statement and Annual Report are available free of charge at: www.proxydocs.com/SANW.

Your vote is very important. Whether or not you attend the annual meeting virtually, we hope you will vote promptly. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the annual meeting virtually, you may submit an electronic ballot during the meeting.

Please review the instructions included in the Proxy Statement.

Thank you for your ongoing support and continued interest in S&W Seed Company. We look forward to your participation at the annual meeting.

Sincerely,

Mark J. Harvey

Chairman of the Board

2101 Ken Pratt Blvd., Suite 201

Longmont, Colorado 80501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, DECEMBER 14, 2022

To the Stockholders of S&W Seed Company:

The annual meeting of stockholders (the “Annual Meeting”) of S&W Seed Company, a Nevada corporation (the “Company”), will be held virtually via live audio-only webcast on Wednesday, December 14, 2022 at 2:30 p.m. Mountain Time. To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW.

The Annual Meeting will be held for the following purposes:

1.
to elect the following five nominees to the Company’s Board of Directors: Mark J. Harvey, Mark Herrmann, Alexander C. Matina, Alan D. Willits and Mark W. Wong;
2.
to ratify the selection of Crowe LLP as independent registered public accounting firm of the Company for its fiscal year ending June 30, 2023;
3.
to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement; and
4.
to conduct such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice. Any action on the items of business described above may be considered at the time and on the date specified above or at any other time and date to which the Annual Meeting may be property adjourned or postponed.

The record date for the Annual Meeting is October 18, 2022. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

President and Chief Executive Officer
Longmont, Colorado
October 27, 2022

You are cordially invited to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 12, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting, and you will have the ability to vote and submit questions during the Annual Meeting.

Whether or not you expect to attend the Annual Meeting, please vote as promptly as possible in order to ensure your representation at the Annual Meeting. You can cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, if you attend the Annual Meeting virtually, you may submit an electronic ballot during the Annual Meeting. Even if you have voted by proxy, you may still cast a ballot if you attend the Annual Meeting virtually. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

S&W SEED COMPANY

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Wednesday, December 14, 2022 at 2:30 p.m. Mountain Time

The enclosed proxy is solicited by the Board of Directors (the “Board”) of S&W Seed Company, a Nevada corporation (the “Company,” “S&W,” “we” or “our”), for use in voting at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live audio-only webcast on Wednesday, December 14, 2022 at 2:30 p.m. Mountain Time and at any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

We have prepared these materials for the Annual Meeting to be held virtually via live audio-only webcast on Wednesday, December 14, 2022 at 2:30 p.m. Mountain Time. S&W is soliciting proxies for use at the Annual Meeting, including any postponements or adjournments thereof.

The Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting.

To participate in the Annual Meeting virtually via the Internet, please visit www.proxydocs.com/SANW. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/SANW prior to 5:00 p.m. Eastern Time on Monday, December 12, 2022. Upon completion of your registration, you will receive further instructions via email, including a unique link that will allow you to access the Annual Meeting, vote at the Annual Meeting and submit questions during the Annual Meeting. Stockholders will not be able to attend the Annual Meeting in person.

You are invited to attend the Annual Meeting virtually via the Internet and requested to vote on the proposals described in this Proxy Statement (the “Proxy Statement”).

What is included in these proxy materials?

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The Notice of Internet Availability of Proxy Materials (the “Notice”);
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This Proxy Statement; and
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S&W’s Annual Report on Form 10-K for the year ended June 30, 2022, as filed with the Securities and Exchange Commission (the “SEC”) on September 28, 2022 (the “Annual Report”).

If you requested printed versions by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

S&W has elected to use the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, we have sent the Notice to our stockholders pursuant to which the Board is soliciting your proxy to vote at the Annual Meeting, including any adjournments or postponements thereof. Instructions on how to access the proxy materials via the Internet or request a printed copy of the materials can be found in the Notice.

Stockholders may follow the instructions in the Notice to elect to receive future proxy materials in print by mail or electronically by email. We encourage stockholders to take advantage of the availability of the proxy materials via the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to S&W associated with the printing and mailing of proxy materials.

S&W’s proxy materials are also available at www.swseedco.com/investors/annual-meeting-and-proxy/. This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. We intend to mail the Notice on or before November 4, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, on or after November 14, 2022.

What items will be voted on at the Annual Meeting?

There are three items scheduled for a vote at the Annual Meeting:

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election to the Board of five nominees named in this Proxy Statement (Proposal No. 1);
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ratification of the selection of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 2); and
•
approval, on an advisory basis, of the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement (Proposal No. 3).

Will any other business be conducted at the meeting?

Other than the proposals referred to in this Proxy Statement, S&W knows of no other matters to be submitted to the stockholders for consideration at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote upon such matters in accordance with their best judgment.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares “FOR” each of Proposals No. 1, No. 2, and No. 3.

May the Annual Meeting be adjourned or postponed?

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed. Under Nevada law, we are not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board fixes, or is required to fix, a new record date for the adjourned meeting. If the meeting date is postponed or adjourned to a date more than 60 days later than the date set for the original meeting, Nevada law requires that a new record date must be fixed and notice given.

Are any of S&W’s officers and directors interested in matters to be acted upon?

Other than the nominees’ interest in the election of directors and the potential impact of the advisory vote on executive compensation, our officers and directors do not have any interest in the matters to be acted upon at the Annual Meeting.

Who may vote at the Annual Meeting?

Only stockholders of record as of the close of business on October 18, 2022 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting. In addition to the stockholders of record of S&W’s common stock, beneficial owners of shares held in street name as of the Record Date can vote using the methods described below. Each share of S&W’s common stock entitles the holder thereof to one vote on each matter. As of the Record Date, there were 42,623,445 shares outstanding and entitled to vote at the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•
Stockholder of Record. If your shares are registered directly in your name with S&W’s transfer agent, Transfer Online, Inc., you are the stockholder of record with respect to those shares, and the Notice was sent directly to you by S&W.
•
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and a Notice was forwarded to you by that organization. As a beneficial owner, you have the right to instruct your broker, bank, trustee, or nominee how to vote your shares.

If I am a stockholder of record of S&W’s shares, how do I vote?

If you are a stockholder of record, there are four ways to vote:

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At the Annual Meeting. You may vote online during the Annual Meeting by submitting an electronic ballot. Please visit www.proxydocs.com/SANW to register for the Annual Meeting. Upon completing your registration to attend the Annual Meeting, you will receive further instructions via email, including a unique link that will allow you access to the meeting.
•
Via the Internet. You may vote by proxy via the Internet by visiting www.proxypush.com/SANW and following and follow the on-screen instructions to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card (if you request one).
•
By Telephone. You may vote by proxy by calling the toll-free number found in the Notice and following the recorded instructions and the instructions found in the Notice. You will be asked to provide the control number from the Notice or proxy card (if you request one).
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By Mail. If you request printed copies of the proxy materials by mail, you will receive a proxy card, and you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a Notice containing voting instructions from that organization rather than from S&W. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To cast a ballot at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form.

If you are a beneficial owner of shares held in street name, there are four ways to vote:

•
At the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to cast a ballot at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your shares. A legal proxy is a written document that authorizes you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy.

•
Via the Internet. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy via the Internet by following instructions on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your shares.
•
By Telephone. You will receive a voting instruction form from the organization that holds your shares and you may vote by proxy by calling the toll-free number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your shares.
•
By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form, and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided.

What is the quorum requirement for the Annual Meeting?

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy for the transaction of business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum if you:

•
are entitled to vote and you are present at the Annual Meeting virtually; or
•
have properly voted by proxy via the Internet, by telephone or by submitting a proxy card or voting instruction form by mail.

Under Nevada law, unless the articles of incorporation or bylaws provide otherwise, a quorum is calculated based on the voting power present in person (or virtually) or represented by proxy, regardless of whether the proxy has authority to vote on any matter. Consequently, broker non-votes (as described below), and shares represented by proxies indicating abstentions and withheld votes, will be counted towards the presence of a quorum for holding the Annual Meeting.

The holders of a majority of the shares entitled to vote at the Annual Meeting must be present at the Annual Meeting virtually or represented by proxy in order to have a quorum and conduct the Annual Meeting. If a quorum is not present, the chairperson of the Annual Meeting, or the holders of a majority of the shares entitled to vote thereat who are present, virtually or by proxy, at the Annual Meeting may adjourn the Annual Meeting to solicit additional proxies.

How are proxies voted?

All shares represented by valid proxies received prior to the taking of the vote at the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not vote or give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and do not cast your ballot by telephone, via the Internet or by mailing the proxy card (if you request one) or, by submitting an electronic ballot during the Annual Meeting, your shares will not be voted. If you are a stockholder of record and you:

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indicate when voting via the Internet or by telephone that you wish to vote as recommended by the Board, or
•
sign and return a proxy card without giving specific voting instructions,

then the persons named as proxy holders, Mark W. Wong and Elizabeth Horton, will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which proposals are considered “routine” or “non-routine”?

The ratification of the selection of Crowe LLP as S&W’s independent registered public accounting firm for the fiscal year ending June 30, 2023 (Proposal No. 2) is considered a routine matter under applicable rules. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker, bank or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

The election of directors (Proposal No. 1) and the advisory approval of the compensation of S&W’s named executive officers (Proposal No. 3), are considered non-routine matters under applicable rules. A broker, bank or other nominee may not vote without instructions on non-routine matters, and therefore broker non-votes may result in connection with Proposals No. 1 and No. 3.

What is the voting requirement to approve each of the proposals?

With respect to the election of directors (Proposal No. 1), S&W’s Second Amended and Restated Bylaws (our "Bylaws") provide that our directors are elected in uncontested elections by the affirmative vote of a majority of the votes cast with respect to that director’s election. In contested director elections, elections in which the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election, and as such, the majority voting standard applies. To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to the director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

Approval of Proposals No. 2 and No. 3 requires, in each case, the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Abstentions on Proposals No. 2 and No. 3 will have the effect of votes “against” such proposal. Broker non-votes on Proposal No. 3 will have the effect of votes “against” such proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2.

How are broker non-votes and abstentions treated?

Abstentions and broker non-votes are counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are not considered votes “cast” for purposes of Proposal No. 1 and, as such, will not affect the outcome of the election of directors. Abstentions will have the effect of votes “against” Proposals No. 2 and No. 3. Broker non-votes on Proposal No. 3 will have the effect of votes “against” such proposal. A broker, bank or other nominee may generally vote only on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Any failure by a broker or other nominee to vote on Proposal No. 2 will be deemed an abstention with respect to such proposal.

In order to minimize the number of broker non-votes, S&W encourages you to provide voting instructions on each proposal to the organization that holds your shares by carefully following the instructions provided in the Notice and the voting instruction form.

May I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote via the Internet or by the telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by virtually attending the Annual Meeting and voting online. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to S&W’s Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, prior to the Annual Meeting.

If you are a beneficial owner, please contact your organization for specific instructions for changing your vote and make sure that you plan for sufficient time for your organization to meet the time deadline for delivering your revised votes or your original votes will stand.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner intended to protect your voting privacy. Your vote will not be disclosed either within S&W or to third parties, except:

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to allow for the tabulation and certification of votes;
•
to facilitate a successful proxy solicitation; and
•
as necessary to meet applicable legal requirements or to assert or defend claims for or against S&W.

If you write comments on your proxy card or ballot, the proxy card or ballot may be forwarded to S&W’s management and the Board to review your comments.

Who will serve as the inspector of election?

A representative from Mediant Inc. will serve as the inspector of election.

Where may I find the voting results of the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election after the taking of the vote at the Annual Meeting. S&W will publish the final voting results in a Current Report on Form 8-K within four business days following the Annual Meeting.

May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

You may present proposals (including nominations for election of directors) to be considered for inclusion in next year’s proxy materials or for action at a future annual meeting only if you comply with the requirements of the proxy rules established by the SEC and our Bylaws, as applicable.

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our Corporate Secretary by July 7, 2023.

For nominations or other business to be properly brought before the next annual meeting of stockholders, you must have given timely notice in proper written form to our Corporate Secretary and any such proposed business must constitute a proper matter for stockholder action under our Articles of Incorporation, as amended (our "Articles"), our Bylaws and applicable law. To be timely, your notice must be delivered to our principal executive offices in Longmont, Colorado between August 16, 2023 and September 15, 2023; provided, however, that in the event that the date of the next Annual Meeting of Stockholders is more than 30 days before or more than 60 days after December 14, 2023, your notice must be so delivered not earlier than the close of business on the 120th day prior to the next annual meeting of stockholders and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Our Bylaws require that certain information and acknowledgments with respect to the proposal or the nominee and the stockholder making the proposal or nomination be set forth in the notice. Our Bylaws have been publicly filed with the SEC and can also be provided upon request, addressed to our Corporate Secretary, as noted below.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Where should I send proposals and director nominations for the next Annual Meeting of Stockholders?

Stockholder proposals and director nominations must be delivered to our Corporate Secretary by mail at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, or by email at secretary@swseedco.com and received by our Corporate Secretary by the dates set forth above.

What is S&W’s fiscal year?

S&W’s fiscal year ends on June 30. All information presented in this Proxy Statement is based on our fiscal calendar.

Who is paying the costs of this proxy solicitation?

S&W is paying for the entire cost of soliciting proxies. In addition to these proxy materials, S&W’s directors, officers and employees, without additional compensation, may also solicit proxies on S&W’s behalf by telephone or other means of communication. S&W will also reimburse brokerage firms, banks and other nominees representing beneficial owners certain fees associated with forwarding proxy materials to beneficial owners and obtaining their voting instructions.

Where are S&W’s principal executive offices located and what is S&W’s main telephone number?

S&W’s principal executive offices are located at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501. S&W’s main telephone number is 720-506-9191.

How can I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio-only webcast. In order to attend, you must register in advance at www.proxydocs.com/SANW prior to the deadline of Monday, December 12, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the meeting. Even if you plan on attending the Annual Meeting virtually, we encourage you to vote your shares in advance using one of the methods outlined in this Proxy Statement to ensure that your vote will be represented at the Annual Meeting.

What if during the Annual Meeting I have technical difficulties or trouble accessing the live webcast of the Annual Meeting?

On the day of the Annual Meeting, if you encounter any difficulties accessing the live webcast of the Annual Meeting or during the Annual Meeting, please call the technical support number that will be posted on the log-in page for our virtual Annual Meeting for assistance.

DIRECTORS AND EXECUTIVE OFFICERS – INFORMATION REGARDING OUR BOARD OF DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

General Information About the Board

The Board is elected by our stockholders to oversee our business and affairs. In addition, the Board counsels, advises and oversees management in the long-term interests of our company and our stockholders regarding a broad range of subjects including:

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selecting and evaluating the performance of our Chief Executive Officer, Chief Financial Officer and other senior executives;
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reviewing and approving major financial, strategic and operating decisions and other significant actions;
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overseeing the conduct of our business and the assessment of our business risks to evaluate whether our business is being properly managed; and
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overseeing the processes for maintaining integrity with regard to our financial statements and other public disclosures, and compliance with law and ethical standards.

Members of the Board monitor and evaluate our business performance through regular communication with our Chief Executive Officer and other members of senior management, and by attending Board meetings and Board committee meetings.

Our directors are elected in uncontested elections by a majority vote, as described below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors are elected by a plurality of the votes cast, and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors.

In order to be nominated for re-election, any director currently serving on the Board (an “Incumbent Director”) must submit an irrevocable resignation, that would be effective upon the Board’s acceptance of such resignation, in the event the director fails to receive the required vote to be re-elected, as described above.

If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. In that case, however, the Nominating and Governance Committee would consider the conditional resignation described above, and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor our Bylaws provide for cumulative voting.

Our Board has affirmatively determined that each of our director nominees at the Annual Meeting, other than Mr. Wong, our Chief Executive Officer, are “independent directors” as defined under the applicable rules of the SEC and the Nasdaq Stock Market ("Nasdaq"). In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of the director nominees, including those discussed under the caption “Certain Relationships and Related Party Transactions” below. Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Information Regarding the Nominees

Our Board currently consists of eight directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. With a view towards streamlining our organizational structure, and also reducing related costs, our Board has determined to reduce the authorized number of directors to five, effective as of immediately prior to the Annual Meeting. To facilitate this reduction, on October 27, 2022, David A. Fischhoff, Ph.D., Consuelo E. Madere, Charles B. Seidler and Robert D. Straus each delivered irrevocable resignations from their positions on the Board, including each of the Board committees on which they serve, with the resignation of Mr. Straus effective as of October 31, 2022, and the resignations of Dr. Fischhoff, Ms. Madere and Mr. Seidler effective as of immediately prior to the Annual Meeting. We thank Dr. Fischhoff, Ms. Madere and Messrs. Seidler and Straus for their many years of service.

The five persons named in the table below are nominees for director at the Annual Meeting, each to serve until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The Nominating and Governance Committee of our Board has recommended, and our Board has approved, each of Mark J. Harvey, Alexander C. Matina, Alan D. Willits and Mark W. Wong as nominees for re-election as directors at the Annual Meeting. The Nominating and Governance Committee of our Board has recommended, and our Board has approved, Mark Herrmann as a nominee for election as a director at the Annual Meeting. If elected, each of the nominees will serve until our next annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led our Nominating and Governance Committee to recommend that person as a nominee for director, as of the date of this Proxy Statement.

Name	Age	Position with the Company
Mark J. Harvey	67	Chairman of the Board
Mark Herrmann	61	Director
Alexander C. Matina	46	Director
Alan D. Willits	64	Director
Mark W. Wong	73	President, Chief Executive Officer and Director

Mark J. Harvey was appointed Chairman of the Board in December 2014, after having served as Vice Chairman since April 2013. Mr. Harvey has more than 35 years of experience in production processing and marketing of seed to many parts of the world, particularly branded alfalfa and clover. Mr. Harvey managed a 10,000-acre family farm producing seed, wheat and pulse crops, along with wool and beef, from 1976 until 1996 when the company he founded, Paramount Seeds, was sold to Elders Ltd. While with Elders, he was manager of their national and international seed business from 1996 until 2001. In 2002, he was a founding partner of S&W Seed Company Australia Pty Ltd (f/k/a Seed Genetics International Pty Ltd, “S&W Australia”), where he focused primarily on marketing and distribution. Mr. Harvey is currently an investor in and the vice chairman of Duxton Farms Limited (ASX:DBF), a 60,000-acre farming and ranching operation based in Australia and listed on the Australian Stock Exchange. Mr. Harvey has served as a member of the board of directors of Duxton Farms since September 2018. Mr. Harvey was educated at Cunderdin Agricultural College in West Australia.

We believe that Mr. Harvey’s extensive experience in the seed industry, which contributes valuable business expertise, qualifies him to serve on the Board.

Mark Herrmann was nominated for election to the Board in October 2022. Mr. Herrmann has more than 35 years of experience in the seed industry. Since January 2021, he has served as president and founder of Acumen Seed Executive Consulting LLC, a seed executive consulting firm. He currently serves on the Advisory Board of EarthSense, Inc., a private agricultural robotics company based in Champaign, Illinois. From January 2016 to July 2020, he served as the chief executive officer of AgReliant Genetics LLC, a private seed company based in Indianapolis, Indiana. He has been extensively involved with the American Seed Trade Association, serving as a member of its Board from 2009 to 2020, a member of its Executive Board from 2015 to 2020, and as Chairman from 2016 to 2017. Mr. Herrmann also served on the NCGA Advisory Council AIG from 2008 to 2010. From 1999 to 2016, Mr. Herrmann held various positions at Monsanto Company and its subsidiaries including as Vice President North America Vegetable Seed, Vice President Technology Development and Licensing, President of Corn States LLC, Director Eastern US and Director Monsanto US Seed and Trait Business. Mr. Herrmann joined the Monsanto Company through the acquisition of DEKALB Genetics Corporation in 1998, where he began his career in the seed business in 1984 as a sales manager. Mr. Herrmann holds a BS in Agronomy from Western Illinois University.

We believe Mr. Herrmann’s extensive experience in the seed industry, in addition to his organizational leadership and board room experience, qualify him to serve on the Board.

Alexander C. Matina has served on the Board since May 2015. Mr. Matina currently serves as the Vice President, Investments and Portfolio Manager for MFP Investors, LLC, the family office of Michael F. Price, which has a value-investing focus across public and private markets. From November 2007 to April 2022, Mr. Matina served as Vice President, Investments, and in April 2022 was promoted to Vice President and Portfolio Manager, for MFP Investors, LLC. From October 2005 to August 2007, Mr. Matina served in various roles at Balance Asset Management, a multi-strategy hedge fund, and from June 2004 to September 2005, as a senior associate at Altus Capital Partners, a middle market private equity fund. Prior thereto, he was a principal at 747 Capital, a private equity fund-of-funds, and a financial analyst at Salomon Smith Barney in the financial sponsors group of the investment banking division. Since April 2013, he has served on the board of directors of Trinity Place Holdings, Inc., a publicly traded real estate company and as its Chairman of the Board since November 2013. Mr. Matina is also a director of TGI Friday’s, a privately held casual dining company. He also serves on the boards of Crowheart Energy, a privately held oil and gas company in Wyoming, and Madava Financial, a privately held energy lending company. Mr. Matina has also served as an adjunct professor of finance at Fordham University. From December 2017 to May 2019, Mr. Matina served on the board of directors of Papa Murphy’s, a national restaurant chain which was listed on Nasdaq until the company was acquired and taken private in

May 2019. Mr. Matina received a bachelor’s degree from Fordham University and an M.B.A. from Columbia University.

We believe that Mr. Matina’s strong finance background, including experience with private equity, as well as his experience with other public companies, qualify him to serve on the Board.

Alan D. Willits was elected to the Board in July 2018. He has served as the Chairman of Cargill Asia Pacific since June 2014 and leads Cargill’s Agriculture Supply Chain business in the Asia-Pacific region. He is responsible for several businesses within this group, including Cargill’s oil palm plantations, trading and merchandising in the Asia-Pacific region, and Cargill’s grains and oilseeds supply chain businesses in North Asia, South Asia and Australia. From February 2008 to May 2014, Mr. Willits served as President of Cargill Corn Milling America, where he oversaw all aspects of the corn processing business. Between January 2005 and February 2008, Mr. Willits served as President of Cargill Specialty Seed and Oil. Mr. Willits also held various other senior positions with Cargill between 1980 and 2005, during which he managed Cargill’s international wheat trading activities in Geneva, Switzerland, its grain business in Argentina and its specialty canola oils business. Mr. Willits received a bachelor’s degree from the University of Illinois, College of Agriculture in Agricultural Economics.

We believe that Mr. Willits’ extensive industry experience and agricultural expertise, including his knowledge of the agricultural industry in the Asia-Pacific and other geographic regions, qualify him to serve on the Board.

Mark W. Wong was elected to the Board in December 2014. In June 2017, he was appointed to serve as our President and Chief Executive Officer. He has more than 35 years of experience in agribusiness, with particular expertise in technology integration and commercialization. Mr. Wong was a founder and, since 2009, has been a partner of Colorado Financial Holdings (CFH), a private venture investment and investment bank that specializes in the agricultural, energy and biotechnology sectors. From January 2012 to March 2018, Mr. Wong served as Chairman of American Dairyco, Ponte Vedra, Florida, the owner and operator of dairies in Florida and Georgia, which is a venture jointly owned by CFH. Between 2008 and December 2015, he served either as Chairman of the Board or chief executive officer of Agrivida, a private company that is developing and commercializing high-performance products that incorporate novel, regulated proteins precisely engineered for specific applications in a variety of markets, including animal nutrition, bio-based fuels and chemicals and industrial enzymes. From January 2016 to February 2016, Mr. Wong served as Acting President and Chief Executive Officer of Arcadia Biosciences, Inc., a publicly-traded agricultural biotechnology trait company for which he also served on the board from May 2006 until February 2016. Mr. Wong was the Chief Executive Officer of Renewable Agricultural Energy Corporation, a private ethanol production company, from 2006 to 2007. Prior to that time, was the founder and, from 1999 to 2005, chief executive officer of Emergent Genetics, an international seed biotech company that was sold to Monsanto Company in 2005. Mr. Wong founded and managed a series of other agricultural and biotechnology companies, including Big Stone Partners, Agracetus Corporation, a plant biotechnology company that was sold to Monsanto and Agrigenetics Corporation, a seed and biotechnology company that was sold to Dow Chemical. Mr. Wong also worked as an engineer for FMC Corporation and Chemical Construction Corporation. Mr. Wong served as a director of BioFuel Energy Corp., a publicly traded corn ethanol company, from January 2008 until October 2014, and Chair from March 2010 to October 2014, when it was renamed Green Brick Partners following an acquisition and recapitalization transaction. Mr. Wong received a B.S. degree in Chemical Engineering from Lehigh University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania.

We believe that Mr. Wong’s extensive background in the agricultural and energy industries, and his many years of executive leadership experience, qualify him to serve on the Board.

Board Diversity

The Board Diversity Matrix below provides certain self-identified information regarding the composition of our Board. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.

Board Diversity Matrix (As of October 27, 2022)
Total Number of Directors:	8
	Female	Male	Did Not Disclose Gender
Part I: Gender Identify
Directors	1	5	2
Part II: Demographic Background
Asian		1
Hispanic or Latinx	1
White		4
Did Not Disclose Demographic Background			2

For more information on how our Nominating and Governance Committee considers diversity, refer to "—Nominating and Governance Committee" below.

Committees of the Board of Directors

Our Board currently has six standing committees: an Audit Committee; a Compensation Committee; a Nominating and Governance Committee; a Finance Committee; an Acquisition and Strategy Committee; and a Scientific Advisory Committee, each of which meet as needed or advisable. The table below provides membership and meeting information for our fiscal year ended June 30, 2022 for each of the standing committees of our Board. In addition to formal in-person and telephonic meetings, certain of our standing committees took various actions by written consent during the fiscal year ended June 30, 2022 and spent many hours in informal consultation with one another and with management.

Name	Audit		Compensation		Nominating and Governance		Finance		Acquisition and Strategy		Scientific Advisory
David A. Fischhoff, Ph.D. (1)			X		X						X	*
Mark J. Harvey									X
Consuelo E. Madere (1)			X		X	*
Alexander C. Matina			X	*			X	*	X	*
Charles B. Seidler (1)	X	*					X
Robert D. Straus (1)	X								X
Alan D. Willits	X				X				X
Mark W. Wong							X		X
Total meetings held in fiscal 2022	8		2		3		6		0		2

* Committee Chairperson

(1) Dr. Fischhoff, Ms. Madere and Messrs. Seidler and Straus have each delivered irrevocable resignations from their positions on the Board, including each of the Board committees on which they serve, with the resignation of Mr. Straus effective as of October 31, 2022, and the resignations of Dr. Fischhoff, Ms. Madere and Mr. Seidler effective as of immediately prior to the Annual Meeting.

Audit Committee

As of the date of this Proxy Statement, the members of the Audit Committee are Messrs. Seidler, Straus and Willits, with Mr. Seidler serving as the Chairperson of the Audit Committee.

The Audit Committee was established in accordance with applicable SEC rules to oversee our corporate accounting and financial reporting processes and audits of its financial statements. We are required to have an Audit Committee in order to maintain our listing on the Nasdaq Capital Market. Our Board has determined that each of the members of our Audit Committee satisfies the requirements for Audit Committee independence and financial literacy under the applicable SEC and Nasdaq rules and regulations. The Board has also determined that Mr. Seidler is an “audit committee financial expert” as defined in SEC rules and satisfies the financial sophistication requirements of Nasdaq. This designation does not impose on Mr. Seidler any duties, obligations or liabilities that are greater than is generally imposed on him as a member of our Audit Committee and our Board.

Our Audit Committee is responsible for, among other things:

•
selecting, hiring and terminating our independent auditors;
•
evaluating the qualifications, independence and performance of our independent auditors;
•
approving the audit and non-audit services to be performed by the independent auditors;
•
overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•
with management and our independent auditors, reviewing any earnings announcements and other public announcements regarding our results of operations;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and annual and quarterly reports on Forms 10-K and 10-Q; and
•
providing to the Board information and materials to make the Board aware of significant financial and audit-related matters that require the attention of the Board.

The Audit Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Audit Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Report of the Audit Committee OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the year ended June 30, 2022. The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that the Company specifically incorporates such information by reference in such filing.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2022 with the Company's management. The Audit Committee has discussed with the Company's independent registered public accounting firm the matters required to be discussed in accordance with the standards of the Public Company Accounting Oversight Board (the “PCAOB”).

The Audit Committee has also received the written disclosures and the letter from the Company's independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on the foregoing, the Audit Committee has recommended to our Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2022. Our Board has approved this inclusion.

AUDIT COMMITTEE

Charles B. Seidler (Chair)

Robert D. Straus

Alan D. Willits

Compensation Committee

As of the date of this Proxy Statement, the members of our Compensation Committee are Ms. Madere, Mr. Matina and Dr. Fischhoff, with Mr. Matina serving as the Chairperson of the Compensation Committee. Our Board has determined that each member of our Compensation Committee meets the requirements for independence under Nasdaq Rule 5605(d)(2), the non-employee director definition of Rule 16b-3 promulgated under the Exchange Act and the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Our Compensation Committee is responsible for, among other things:

•
overseeing our overall compensation strategy and policies;
•
reviewing and approving with respect to our executive officers (or, with respect to our Chief Executive Officer and Chief Financial Officer, recommending to the Board for approval): annual base salaries, annual incentive bonuses, equity compensation, employment agreements, severance arrangements and change of control agreements/provisions, signing bonuses or payments of relocation costs and any other benefits, compensation or arrangements;
•
reviewing and approving the corporate and individual goals and objectives relevant to the compensation of our executive officers; and
•
administering our equity compensation plans.

Our Compensation Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Compensation Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Typically, the Compensation Committee meets approximately four times per year and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chairperson of the

Compensation Committee, in consultation with the Chairman of the Board. Our Compensation Committee meets regularly in executive session. However, from time to time, other directors and outside advisors or consultants may be invited to participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his or her compensation or individual performance objectives.

The charter of our Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. Our Compensation Committee has the authority to obtain, at our expense, such advice or assistance from consultants, legal counsel, accounting or other advisors as it deems appropriate to perform its duties. Without limiting the generality of the foregoing, our Compensation Committee may retain or obtain the advice of compensation consulting firms to assist in the performance of its duties and to determine and approve the terms, fees and costs of such engagements. Under its charter, prior to selecting, or receiving advice from, any consultant or advisor, our Compensation Committee is required to consider the independence of such advisor based on any applicable criteria specified by the SEC or Nasdaq, including the independence factors listed in Nasdaq Rule 5605(d)(3). However, our Compensation Committee is not prohibited from obtaining advice from advisors that it determines are not independent.

The specific determinations of our Compensation Committee with respect to executive compensation for our fiscal year ended June 30, 2022 are described in greater detail in the "Executive Compensation" section of this Proxy Statement.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of our Nominating and Governance Committee are Ms. Madere, Dr. Fischhoff and Mr. Willits, with Ms. Madere serving as the Chairperson of the Nominating and Governance Committee. Our Board has determined that each member of our Nominating and Governance Committee meets the requirements for independence under applicable SEC and Nasdaq rules and regulations.

The goal of our Nominating and Governance Committee is to ensure that the members of our Board have a variety of perspectives and skills derived from high-quality business and professional experience. Our Nominating and Governance Committee seeks to achieve a balance of knowledge, experience and capability on our Board. To this end, the committee seeks nominees with high professional and personal integrity, an understanding of our business lines and industry, diversity of business experience and expertise, broad-based business acumen and the ability to think strategically. Although neither we nor our Nominating and Governance Committee has a formal policy about diversity in the nominee selection process, our Nominating and Governance Committee charter states that the committee’s goal is to develop a diverse and experienced board. In the context of the existing composition and needs of our Board and its committees, our Nominating and Governance Committee considers various factors, including, but not limited to, independence, age, diversity (which, in this context, means race, ethnicity and gender), integrity, skills, financial and other expertise, breadth of experience and knowledge about our business or industry.

Although our Nominating and Governance Committee uses these and other criteria to evaluate potential nominees, we have not established any particular minimum criteria for nominees. After its evaluation of potential nominees, including any nomination of a director candidate validly made by a stockholder, the committee submits nominees to our Board for approval. For the procedures to be followed in submitting such recommendations, see the discussion under "May I propose actions for consideration at next year's annual meeting of stockholders or nominate individuals to serve as directors?" on page 7 of this Proxy Statement. When appropriate, our Nominating and Governance Committee may in the future retain executive recruitment firms to assist in identifying suitable candidates but has not done so in connection with the Annual Meeting.

Our Nominating and Governance Committee is responsible for, among other things:

•
assisting our Board in identifying prospective director nominees and recommending to our Board the director nominees for each annual meeting of stockholders;
•
evaluating the performance of current members of our Board;
•
ensuring that our Board is properly constituted to meet its fiduciary obligations as directors and that we follow appropriate governance standards;
•
developing principles of corporate governance and recommending them to our Board;

•
overseeing compliance by our Board and its committees with applicable laws and regulations, including those promulgated by the rules of the SEC and Nasdaq; and
•
overseeing the evaluation of our Board and recommending compensation of Board members.

Our Nominating and Governance Committee acts under a written charter adopted and approved by our Board. A current copy of the charter of our Nominating and Governance Committee is available on the Investors page on our website located at www.swseedco.com. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

Finance Committee

Our Finance Committee provides ad hoc recommendations and guidance to the full Board on issues related to the financing of the Company. As of the date of this Proxy Statement, the members of our Finance Committee are Messrs. Matina, Seidler and Wong, with Mr. Matina serving as the Chairperson of the Finance Committee.

Acquisition and Strategy Committee

Our Acquisition and Strategy Committee provides ad hoc recommendations and guidance to the full Board in connection with identifying and evaluating potential acquisition candidates and transactions. As of the date of this Proxy Statement, the members of our Acquisition and Strategy Committee are Messrs. Harvey, Matina, Straus, Willits and Wong, with Mr. Matina serving as the Chairperson of the Acquisition and Strategy Committee.

Scientific Advisory Committee

The Scientific Advisory Committee provides ad hoc recommendations and guidance to the full Board and our senior management in connection with the Company’s research and development programs, technology and science. As of the date of this Proxy Statement, Dr. Fischhoff was the Chairperson and sole member of the Scientific Advisory Committee.

Board Independence

At all times throughout our fiscal year ended June 30, 2022, our Board consisted of a majority of "independent directors" (as such term is defined in Nasdaq Rule 5605(a)(2)). Our Board consults with outside legal counsel to ensure that our Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent directors,” including those set forth in the pertinent Nasdaq listing standards, as in effect from time to time. Based on information provided by each director and director nominee concerning his or her background, employment and affiliations, our Board has affirmatively determined that each of our current directors and director nominees, other than Mr. Wong, our Chief Executive Officer, and each person who served as a member of our Board during fiscal 2022, are independent directors in accordance with applicable SEC and Nasdaq rules and regulations. In reaching its conclusions, our Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between us and each of our directors and director nominees, including those discussed in the section of this Proxy Statement titled “Certain Relationships and Related Party Transactions—Related Party Transactions.” Our Board determined that any relationships that exist or existed in the past between us and each of the foregoing directors and director nominees, if any, were immaterial on the basis of the information set forth in the above-referenced section.

Executive Sessions of Independent Directors

In order to promote open discussion among independent directors, our Board has a policy of conducting executive sessions of the independent directors. Our Board holds regular executive sessions of the independent directors at least four times per year in connection with regularly-scheduled Board meetings and holds executive sessions at other times throughout the year as needed or desired. Our non-employee directors may designate a "lead independent director" to preside at each executive session, although it need not be the same director at each session. We believe regularly scheduled executive sessions are important vehicles to encourage open communication. Whether a presiding independent director is selected for each session or not, one of the independent directors present is designated to communicate the results of each executive session to the full Board.

Board Meetings and Attendance

Our Board met twelve times and acted by unanimous written consent five times in fiscal 2022. Each member of our Board attended or participated in 75% or more of the aggregate of (i) the total number of Board meetings held during the period for which such person had been a director, and (ii) the total number of meetings held by each committee of the Board on which such person served during the periods that such person served.

Board Attendance at Annual Meetings of Stockholders

Our directors are strongly encouraged to attend each annual meeting of stockholders, although such attendance is not required. All of our then-current directors attended our previous annual meeting of stockholders, which was held on December 15, 2021.

Board Leadership

Our Board does not have a formal policy on whether or not the roles of Chairman of the Board and Chief Executive Officer should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from our non-employee directors or be an employee. Our Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of S&W and our stockholders. Currently, we separate the role of Chairman of the Board and Chief Executive Officer. Mr. Harvey serves as the Chairman of the Board and Mr. Wong serves as Chief Executive Officer. Our Board believes that this separation is presently appropriate as it allows the Chief Executive Officer to focus primarily on leading the day-to-day operations of S&W, while the Chairman can focus on leading the Board in its consideration of strategic issues and monitoring corporate governance and other stockholder issues.

Our Chairman is selected by a majority of our Board and may be replaced at any time by a vote of a majority of our Board then serving; provided, however, that the Chairman may not be removed as a director of the Company except in accordance with the Nevada Revised Statutes, our Bylaws, and other applicable law.

Role of our Board in Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. With the oversight of our full Board, members of our senior management are responsible for the day-to-day management of the material risks we face. In its oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by our senior management are adequate and functioning as designed. Our Board's involvement in setting our business strategy is a key part of its oversight of risk management, its assessment of management’s appetite for risk and its determination of what constitutes an appropriate level of risk for us. Additionally, our Board regularly receives updates from senior management and outside advisors regarding certain risks we face, including various operating risks. Our senior management attends meetings of our Board, and each committee meets with key management personnel and representatives of outside advisors as necessary. Additionally, senior management makes itself available to address any questions or concerns raised by our Board on risk management and any other matters.

Our Board and each of our Audit, Compensation and Nominating and Governance committees oversee certain aspects of risk management.

Board/Committee	Primary Areas of Risk Oversight

Full Board

Strategic, financial and execution risks and exposures associated with our business strategy, product innovation and sales road map, policy matters, significant litigation and regulatory exposures and other current matters that may present material risk to our financial performance, operations, infrastructure, plans, prospects or reputation, acquisitions and divestitures

Audit Committee

Risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, investment guidelines and credit and liquidity matters, internal investigations and enterprise risks

Compensation Committee

Risks and exposures associated with leadership assessment, executive compensation policies and practices and is responsible for establishing and maintaining compensation policies and programs designed to create incentives consistent with our business strategy that do not encourage excessive risk-taking

Nominating and Governance Committee	Risks and exposures associated with director and senior management succession planning, director independence, corporate governance and overall Board effectiveness

Additional review or reporting on enterprise risks will be conducted as needed or as requested by our Board or a committee thereof.

Stockholder Communications with our Board

Stockholders and interested parties who wish to contact our Board, our Chairman, any other individual director, or the non-employee or independent directors as a group, are welcome to do so in writing,

addressed to such person(s) in care of our Corporate Secretary. Email correspondence of this nature should be sent to secretary@swseedco.com, and other written correspondence should be addressed to S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary.

Our Board has adopted a formal process by which stockholders may communicate with the Board or any of its members. These communications will be reviewed by our Corporate Secretary, who will then determine whether the communication is appropriate for presentation to the Board or the relevant director. The purpose of this screening is to avoid the Board having to consider spam, junk mail, mass mailings, customer complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or irrelevant material. Our Corporate Secretary will determine whether any response is necessary and may forward certain correspondence, such as customer-related inquiries, elsewhere within our company for review and possible response. Comments or questions regarding our accounting, internal controls or auditing matters will be referred to our Audit Committee. Comments or questions regarding executive compensation will be referred to our Compensation Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to our Nominating and Governance Committee.

Stockholder Recommendations for Director Candidates

There have been no material changes to the procedures by which our stockholders may recommend nominees to our Board as disclosed in our previous periodic reports filed with the SEC.

Code of Business Conduct and Ethics

Our Board values effective corporate governance and adherence to high ethical standards. As such, our Board has adopted a Code of Business Conduct and Ethics, which is applicable to all of our employees, officers and directors, including our senior executive and financial officers. Our Code of Business Conduct and Ethics is available on our corporate website located at www.swseedco.com/investors. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement.

We will provide our Code of Business Conduct and Ethics in print without charge to any stockholder who makes a written request to: S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501, Attention: Corporate Secretary, or by e-mail to secretary@swseedco.com. Any waivers of the application of, and any amendments to, our Code of Business Conduct and Ethics must be made by our Board and will be disclosed promptly on our corporate website, www.swseedco.com.

Corporate Governance

Our Board believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. Our Board has implemented many “best practices” in the area of corporate governance, including the establishment of separate Board committees, careful annual review of the independence of our Audit and Compensation Committee members, maintenance of a majority of independent directors, and written expectations of management, among other things.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers, employees and consultants from engaging in short-term or speculative transactions with respect to our securities, including: short sales, trading in options, such as puts, calls and other derivative securities, or in any other inherently speculative transactions; and hedging transactions, such as prepaid variable forwards, equity swaps, collars and exchange funds. Standing orders are only permitted for a very brief period of time. Holding our securities in margin accounts and pledges of our securities as collateral for loans are permitted under extreme caution. Under this policy we retain the discretion to re-evaluate our position as to such transactions.

Non-Employee Director Compensation

Overview

Our director compensation programs are designed to provide an appropriate incentive to attract and retain qualified non-employee Board members. Our Nominating and Governance Committee is responsible for reviewing the equity and cash compensation for directors on an annual basis and making recommendations to our Board, in the event it determines changes are needed.

Summary Director Compensation Table

The following table summarizes the compensation earned by or paid to each person who served on our Board at any time during our fiscal year ended June 30, 2022, other than Mr. Wong, our President and Chief Executive Officer, whose compensation is described under the heading “Executive Compensation” beginning on page 32.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	All Other Compensation ($)		Total ($)
David A. Fischhoff, Ph.D.	62,750	64,749	—	—		127,499
Mark J. Harvey	183,750	3,749	—	3,000	(4)	190,499
Consuelo E. Madere	57,500	62,497	—	—		119,997
Alexander C. Matina	82,000	72,999	—	—		154,999
Charles B. Seidler	62,750	64,749	—	—		127,499
Robert D. Straus	57,500	62,497	—	—		119,997
Alan D. Willits	62,750	64,749	—	—		127,499

(1)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the directors as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”). For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date. These amounts do not correspond to the actual value that may be realized by the directors upon vesting or exercise of such awards. For information on the assumptions used to calculate the value of the awards, refer to Note 13 to the consolidated financial statements included in our Annual Report.
(2)
As of June 30, 2022, the aggregate number of shares outstanding under all stock awards held by our non-employee directors were: David A. Fischhoff: 22,799 shares; Mark J. Harvey: 1,320; Consuelo E. Madere: 22,006 shares; Alexander C. Matina: 25,704 shares; Charles B. Seidler: 22,799 shares; Robert D. Straus: 22,006 shares; Alan D. Willits: 22,799 shares.
(3)
As of June 30, 2022, the aggregate number of shares outstanding under all options to purchase our common stock held by our non-employee directors were: David A. Fischhoff: 24,655 shares; Mark J. Harvey: 7,000 shares; Consuelo E. Madere: 17,856 shares; Alexander C. Matina: 42,026 shares; Charles B. Seidler: 42,609 shares; Robert D. Straus: 18,042 shares; and Alan D. Willits: 16,648 shares.
(4)
Fees for service on the board of S&W Australia.

Annual Retainer and Per Meeting Fees for Non-Employee Directors

Directors who are also serve as employees of S&W do not receive any additional compensation for their service on our Board. Other than the Chairman of the Board, non-employee directors receive an annual cash retainer of $40,000. In fiscal 2022, our Chairman was paid an annual cash retainer of $175,000, payable monthly, for his service as Chairman of the Board.

In addition to the annual retainer, our non-employee directors receive an annual restricted stock unit ("RSU"), award for a number of shares equal to $55,000 divided by the price per share of our common stock on the date of grant.

For service on the various committees of our Board, our non-employee directors, including the Chairman of the Board, receive:

•
an annual retainer of $25,000, $20,000, $15,000, $15,000, $25,000 and $15,000 for service as Chairperson of our Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, Acquisition and Strategy Committee and Scientific Advisory Committee, respectively; and
•
an annual retainer of $12,500, $10,000, $7,500, $7,500, $12,500 and $7,500 for service as a member of our Audit Committee, Compensation Committee, Nominating and Governance Committee, Finance Committee, Acquisition and Strategy Committee and Scientific Advisory Committee, respectively.

These committee retainers are paid 70% in cash and 30% in equity, with the equity portion payable in the form of an RSU award for a number of shares based on the price per share of our common stock on the date of grant.

Each year, these equity awards are granted following our annual meeting of stockholders, and vest at the earlier of one year from the date of grant or the date of our next annual meeting of stockholders.

We also reimburse our non-employee directors for out-of-pocket expenses incurred in connection with attending Board and committee meetings and for other Company-related out-of-pocket expenses they may incur.

EXECUTIVE OFFICERS

The following table sets forth certain information for our executive officers as of the date of this Proxy Statement.

Name	Age	Position
Mark W. Wong	73	President and Chief Executive Officer
Elizabeth (Betsy) Horton (1)	46	Chief Financial Officer and Secretary
Donald Panter	60	Executive Vice President, Americas
Matthew K. Szot (2)	48	Former Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer

(1)
Ms. Horton was hired on November 15, 2021.
(2)
Mr. Szot resigned from his positions as Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer, in each case effective as of November 15, 2021.

Biographical information for Mark W. Wong, our President and Chief Executive Officer, can be found under the section titled "Directors and Executive Officers—Information Regarding Our Board of Directors, Corporate Governance and Executive Officers—Information Regarding the Nominees" beginning on page 10.

Ms. Horton has served as our Chief Financial Officer and Corporate Secretary since November 2021. From December 2018 to November 2021 Ms. Horton served as Chief Financial Officer of Miller Milling Company, a privately held full-service flour milling company with five facilities across the country and over $500 million in annual revenue. In this position, she oversaw the company’s finance transformation and was responsible for information technology and human resources. From 1998 to 2018, Ms. Horton held numerous finance roles of increasing responsibility for Cargill, Incorporated, a privately held global food corporation, including Vice President and Europe, Middle East and Africa ("EMEA") Regional Treasurer; Managing Director, EMEA Head – Risk Investors Group, Cargill Trade and Structured Finance; and division Director of Financial Planning & Analysis. Ms. Horton currently serves on the board of directors of Rahr Corporation, a 175 year-old privately held global malt and brewing supply company. Ms. Horton received a B.S. degree in Accounting from University of Minnesota Duluth and an M.B.A. from the Carlson School of Management at the University of Minnesota. Ms. Horton is a licensed CPA (inactive) and a CFA® Charterholder.

Mr. Panter has served as our Executive Vice President, Americas since October 2018. Mr. Panter has more than 20 years of experience as an agribusiness executive, with time spent in both start-up and turn-around business situations and expertise in such areas as product/project development, global business, strategic planning and technology evaluation. From March 2018 until his appointment as our Executive Vice President, Americas in October 2018, Mr. Panter worked as an independent consultant to S&W. From November 2012 to March 2018, Mr. Panter served as President and Chief Executive Officer of American DairyCo, a privately held, U.S.-based commercial dairy company consisting of approximately 10,000 dairy cows and agricultural operations across 5,000 acres in across the South and Southeastern United States, where he managed all business operations and reported to the company’s board of directors. Mr. Panter has also previously served in leadership positions at several seed and biotechnology companies, including Stoneville Pedigreed Seed, Emergent Genetics, Harris Moran Seed Company and Mendel BioEnergy Seeds. Mr. Panter earned his Ph.D. and M.S. in Plant Breeding and Genetics, and B.S. in Plant and Soil Science, all from the University of Tennessee, Knoxville.

Employment Agreements with our Named Executive Officers

We have employment agreements with each of our Named Executive Officers (as defined below).

Wong Employment Agreement

Pursuant to our employment agreement with Mr. Wong (the "Wong Employment Agreement"), he:

•
receives an annual base salary of $525,000; and
•
is eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $393,750 (up to a maximum of $525,000); (ii) an RSU award with an initial target value of $210,000 (up to a maximum of $315,000); and (iii) a stock option award with an initial target value of $600,000 (up to a maximum of $1,000,000).

Mr. Wong is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive or key management employees.

The Wong Employment Agreement also provides for certain severance benefits, each subject to a requirement that Mr. Wong provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Wong’s employment is terminated without Cause or he resigns for Good Reason (each as defined in the Wong Employment Agreement), he will be entitled to receive (i) continuation of his base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of his target cash bonus, (iii) full acceleration of the vesting of all of his outstanding equity grants and awards of common stock, and any outstanding stock option will remain exercisable for the remainder of the full term of the option, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Mr. Wong’s employment is terminated without Cause or he resigns for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Wong Employment Agreement), he will be eligible to receive full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options will remain exercisable for the remainder of the full term of the option, and payment or reimbursement of COBRA premiums for twenty-four (24) months (or thirty-six (36) months in the event the Transaction Price (as defined below) is at least $10). In addition, Mr. Wong will be eligible to receive a lump sum cash payment equal to: (i) twenty-four (24) months of his base salary, plus (ii) 200% of his target cash bonus, plus (iii) contingent and depending upon the value of the per share consideration payable in connection with the Change of Control (the “Transaction Price”), a percentage of the combined target dollar value of the RSU award and stock option award included in Mr. Wong’s annual performance bonus, as follows:

Transaction Price	% of Combined Target Value
$6.00 to $9.00	200%
$9.01 to $12.00	250%
>$12.00	300%

Horton Employment Agreement

Pursuant to our employment agreement with Ms. Horton (the "Horton Employment Agreement"), she:

•
receives an annual base salary of $400,000; and
•
is eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $200,000 (up to a maximum of $300,000); (ii) an RSU award with an initial target value of $80,000 (up to a maximum of $160,000); and (iii) a stock option award with an initial target value of $200,000 (up to a maximum of $250,000); and
•
received a signing bonus of $50,000 cash, but if her employment terminates under any circumstances other than due to resignation for Good Reason or a termination without Cause (each as defined in the Horton Employment Agreement) prior to the first anniversary of her start date (November 15, 2022) then she will be required to repay the $50,000 to the Company within 60 days of termination of employment; and
•
received a $25,000 RSU award, and $25,000 stock option award as of her start date, which both vested immediately upon grant, but if her employment terminates under any circumstances other than due to resignation for Good Reason or a termination without Cause prior to the first anniversary of her start date (November 15, 2022) then she will be required to either forfeit the shares to the Company for no consideration or repay an aggregate of $50,000 in cash to the Company within 60 days of termination of employment.

Ms. Horton is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive officers.

The Horton Employment Agreement also provides for certain severance benefits, each subject to a requirement that Ms. Horton provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Ms. Horton’s employment is terminated without Cause or she resigns for Good Reason, she will be entitled to receive (i) continuation of her base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of her target cash bonus, (iii) full acceleration of the vesting of all of her outstanding equity grants and awards of common stock, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Ms. Horton’s employment is terminated without Cause or she resigns for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Horton Employment Agreement), she will be eligible to receive full acceleration of the vesting of all of her outstanding equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and payment or reimbursement of COBRA premiums for eighteen (18) months. In addition, Ms. Horton will be eligible to receive a lump sum cash payment equal to: (i) eighteen (18) months of his base salary, plus (ii) 150% of her target cash bonus.

Panter Employment Agreement

Pursuant to our employment agreement with Mr. Panter (the "Panter Employment Agreement"), he:

•
receives an annual base salary of $300,000; and
•
is eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $150,000 (up to a maximum of $225,000); (ii) an RSU award with an initial target value of $60,000 (up to a maximum of $120,000); and (iii) a stock option award with an initial target value of $125,000 (up to a maximum of $250,000).

Mr. Panter is also entitled to reimbursement of certain business and travel expenses, and is eligible to participate in each of our employee benefit plans, policies and arrangements that are applicable to our other executive officers.

The Panter Employment Agreement also provides for certain severance benefits, each subject to a requirement that Mr. Panter provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Panter’s employment is terminated without Cause or he resigns for Good Reason (each as defined in the Panter Employment Agreement), he will be entitled to receive (i) continuation of his base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of his target cash bonus, (iii) acceleration of vesting of 1/3 of the then-unvested portion of his equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Mr. Panter’s employment is terminated without Cause or he resigns for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Panter Employment Agreement), he will be eligible to receive full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and payment or reimbursement of COBRA premiums for eighteen (18) months. In addition, Mr. Panter will be eligible to receive a lump sum cash payment equal to: (i) eighteen (18) months of his base salary, plus (ii) 150% of his target cash bonus.

Szot Employment Agreement

Pursuant to our employment agreement with Mr. Szot (the "Szot Employment Agreement"), while employed with us, he:

•
received an annual base salary of $325,000; and
•
was eligible to receive an annual performance bonus, comprised of three parts: (i) a cash bonus with an initial target amount of $243,750 (up to a maximum of $325,000); (ii) an RSU award with an initial target value of $65,000 (up to a maximum of $130,000); and (iii) a stock option award with an initial target value of $200,000 (up to a maximum of $300,000).

Mr. Szot was also entitled to reimbursement of certain business and travel expenses, and was eligible to participate in all our employee benefit plans, policies and arrangements that are applicable to our other executive officers. In addition, the Company was obligated to maintain a term life insurance policy for the benefit of Mr. Szot’s beneficiaries.

The Szot Employment Agreement also provided for certain severance benefits, each subject to a requirement that Mr. Szot provide the Company with a general release of claims in a termination agreement acceptable to the Company:

•
In the event Mr. Szot’s employment was terminated without Cause or he resigned for Good Reason (each as defined in the Szot Employment Agreement), he would be entitled to receive (i) continuation of his base salary for twelve (12) months, (ii) a lump sum payment equal to 100% of his target cash bonus, (iii) full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and (iv) payment or reimbursement of COBRA premiums for twelve (12) months.
•
If Mr. Szot’s employment was terminated without Cause or he resigned for Good Reason during the three (3) months before or twelve (12) months after the effective date of a Change of Control (as defined in the Szot Employment Agreement), he would be eligible to receive full acceleration of the vesting of all of his outstanding equity grants and awards, and any outstanding stock options will remain exercisable for up to twelve (12) months following termination, and payment or reimbursement of COBRA premiums for eighteen (18) months (or twenty-four (24) months in the event the Transaction Price is at least $10). In addition, Mr. Szot would be eligible to receive a lump sum cash payment equal to: (i) eighteen (18) months of his base salary, plus (ii) 150% of his target cash bonus, plus (iii) contingent and depending upon the Transaction Price, a percentage of the combined target dollar value of the RSU award and stock option award included in Mr. Szot’s annual performance bonus, as follows:

Transaction Price	% of Combined Target Value
$6.00 to $9.00	125%
$9.01 to $12.00	150%
>$12.00	200%

On November 14, 2021, Mr. Szot resigned from his positions as Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer, in each case effective as of November 15, 2021. In connection with his resignation, on November 14, 2021, we entered into a Separation and Consulting Agreement with Mr. Szot. Pursuant to this agreement Mr. Szot received severance benefits consistent with his employment agreement, as follows: (i) continuation of 12 months of his current base salary; (ii) payment of his full target cash bonus for fiscal year 2022 in one lump sum; (iii) full acceleration of vesting of all outstanding equity awards held by him; (iv) continued exercisability of outstanding stock options until the earlier of November 15, 2022 and the expiration of such stock options; and (v) COBRA payments for up to 12 months. In addition, Mr. Szot agreed to provide us with transition consulting services, at a market rate hourly consulting fee, until February 14, 2022.

Each of the above employment agreements defines “Change of Control” as the sale of all or substantially all of the assets of the Company or the acquisition of the Company by another entity by means of consolidation or merger after which the then S&W stockholders before the transaction hold less than 50% of the voting power of the surviving corporation; provided, however, that a reincorporation of the Company will not be deemed a Change of Control.

EXECUTIVE COMPENSATION OVERVIEW

As a smaller reporting company, we are not required to provide a separately-captioned “Compensation Discussion and Analysis” section. However, in order to provide a greater understanding to our stockholders regarding our compensation policies and decisions with respect to our Named Executive Officers, we are including additional information regarding the compensation of our Named Executive Officers.

Compensation Philosophy and Processes

Compensation for our executives and key employees is designed to attract and retain people who share our vision and values and who we believe can consistently perform in such a manner that enables the Company to achieve its strategic goals. Our Compensation Committee believes that the total compensation package for each of our executive officers is competitive with the market, thereby allowing us to retain executive talent capable of leveraging the skills of our employees and our unique assets in a manner consistent with our goal of enhancing our value in the long-term. Our "Named Executive Officers" refers to those executive officers identified in the Summary Compensation Table below.

For our fiscal year ended June 30, 2022, our "Named Executive Officers" are:

•
Mark W. Wong, our President and Chief Executive Officer;
•
Elizabeth Horton, our Chief Financial Officer and Secretary;
•
Donald M. Panter our Executive Vice President, Americas; and
•
Matthew K. Szot, our former Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer.

Our executive compensation programs are designed to (1) motivate and reward our executive officers; (2) retain our executive officers and encourage their quality service; (3) incentivize our executive officers to appropriately manage risks while improving our financial results; and (4) align executive officers’ interests with those of our stockholders. Under these programs, our executive officers are rewarded for the achievement of Company objectives, which we believe aligns their interests with the interests of our stockholders.

Our executive compensation programs seek to remain competitive with the market while also aligning executive compensation with stockholder interests through the following types of compensation: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Key Executive Compensation Objectives

The compensation policies developed by our Compensation Committee are based on the philosophy that compensation should reflect both Company-wide performance, financially and operationally, and the individual performance of the executive, including management of personnel under his or her supervision. Our Compensation Committee’s objectives when setting and/or recommending compensation for our executive officers include:

•
Setting compensation levels that are sufficiently competitive such that they will motivate and reward the highest quality individuals to contribute to our goals, objectives and overall financial success. This is done in part through reviewing and comparing the compensation of other companies in our peer group.
•
Retaining executives and encouraging their continued quality service, thereby encouraging and maintaining continuity of the management team. Our competitive base salaries combined with cash bonuses and equity incentive awards, retirement plan benefits and the vesting requirements of our equity-based incentive awards, encourage high-performing executives to remain with the Company.
•
Incentivizing executives to appropriately manage risks while attempting to improve our financial results, performance and condition.
•
Aligning executive and stockholder interests. Our Compensation Committee believes the use of equity compensation as a key component of executive compensation is a valuable tool for aligning the interests of our executive officers with those of our stockholders.

Our compensation programs are designed to reward superior performance of both the Company and each individual executive and seeks to encourage actions that drive our business strategy. Our Compensation Committee or a member thereof, meets with each of our executive officers periodically to review performance, goals and expectations so that our annual compensation decisions, when made, will be more transparent.

Oversight of Executive Compensation

The Role of our Compensation Committee in Setting Compensation. Our Compensation Committee determines and recommends to our Board the compensation of our Chief Executive Officer and Chief Financial Officer, and approves, or recommends to our Board for approval, the compensation of our other executive officers. Our Compensation Committee also administers our equity incentive plans. Our Compensation Committee reviews base salary levels for our executive officers and recommends raises and bonuses based upon the Company’s achievements, individual performance and competitive and market conditions.

The Role of Executive Officers in Setting Compensation. While our Compensation Committee does not delegate any of its functions to others in setting the compensation of senior management, it includes members of senior management in its executive compensation process. Historically, we have asked each of our senior executives to annually provide us with input regarding their goals for the coming year. These proposals have included Company-wide and individual performance goals. The individual goals often have included not only the goals of such executive but also goals of the employees for whom the executive is responsible. Our Compensation Committee typically reviews these proposals with the executive officers and provides the Compensation Committee’s perspective on those aspects that the Compensation Committee may feel should be modified.

Given our unique circumstances in fiscal 2022, including our strategic review of our operations and future growth opportunities, significant changes in our business environment (including global economic conditions impacting our operations), and the difficulty in establishing appropriate Company-wide objectives during this period, our Compensation Committee determined that the fiscal 2022 bonuses paid to our current Named Executive Officers would ultimately be determined on a discretionary basis, taking into account (i) the Company’s performance and each executive officer’s individual performance and contributions to the Company in fiscal 2022 and (ii) certain performance goals previously prepared by members of our senior management.

The Role of Consultants in Setting Compensation. In prior years, our Compensation Committee engaged an independent compensation consultant to assist in its review and analysis of the Company’s executive and director compensation programs in comparison to executive and director compensation programs at selected publicly-traded peer companies. Our Compensation Committee generally intends to receive updated analyses from an independent compensation consultant approximately every two fiscal years, although our Compensation Committee did not consult with any compensation consultant with respect to our executive compensation program for fiscal 2022, given the various operational and strategic initiatives undertaken and changes in our business environment during this period.

Compensation Risk Assessment

As part of its risk assessment process, our Compensation Committee reviewed material elements of executive and non-executive employee compensation. Our Compensation Committee concluded that these policies and practices do not create risk that is reasonably likely to have a material adverse effect on the Company.

The structure of our compensation programs for our executive officers is designed so as not to incentivize unnecessary or excessive risk-taking. The base salary component of compensation does not encourage risk-taking because it is a fixed amount, while the cash and equity-based awards have the following risk-limiting characteristics:

•
Annual equity-based incentive awards to each of our executive officers are limited to a maximum value set by our Compensation Committee or the full Board, as applicable;
•
Annual equity-based incentive awards are based on a review of a variety of performance factors, thus diversifying the risk associated with any single aspect of performance;
•
Our Compensation Committee, which is composed of solely non-employee members of our Board, approves the final cash-based incentive bonuses and equity-based incentive awards in its discretion after reviewing individual and corporate performance; and
•
By granting annual equity-based incentive awards with a multi-year vesting schedule, a significant portion of our executive compensation program is tied to the long-term performance of S&W, which aligns the interests of our executive officers to the long-term interests of our stockholders.

Elements of Compensation

The material elements of our compensation programs for our Named Executive Officers include: (i) base salary; (ii) annual cash-based incentive bonuses; and (iii) annual equity-based incentive awards.

Base Salaries. We provide our Named Executive Officers with a base salary to compensate them for services rendered during the fiscal year and sustained performance. The purpose of the base salary is to reflect job responsibilities, value to us and competitiveness of the market. Salaries for our Named Executive Officers are determined based on the following factors: nature and responsibility of the position and, to the extent available, salary norms for comparable positions; the expertise of the individual executive; and the competitiveness of the market for the executive’s services.

Annual Cash-Based Incentive Bonuses. Our general practice is to award annual cash-based incentive bonuses, based in part on the achievement of performance objectives or significant accomplishments as established by our Compensation Committee or our Board from time to time. These performance objectives and significant accomplishments are, in part, developed in partnership with each executive officer and are discussed on an ongoing basis throughout the year. With respect to performance during fiscal 2022, each of our Named Executive Officers, other than Mr. Szot, were awarded performance bonuses below their target amounts, determined on a discretionary basis, as discussed in "—Key Compensation Decisions and Developments for Fiscal Year 2022" below.

Annual Equity-Based Incentive Awards. Our annual equity-based incentive awards are designed to align stockholder interests with those of our employees and consultants, including our Named Executive Officers. With respect to performance during fiscal 2022, each of our Named Executive Officers, other than Mr. Szot, were granted both stock option awards and RSU awards below their target amounts, determined on a discretionary basis, as discussed in "—Key Compensation Decisions and Developments for Fiscal Year 2022" below. Vesting of the stock option awards and RSU awards is tied to continuous service with us and serves as an additional retention measure and long-term incentive.

Key Compensation Decisions and Developments for Fiscal Year 2022

During fiscal 2022, each of our Named Executive Officers received their annual base salary and an annual cash-based incentive bonus and annual equity-based incentive awards (consisting of a stock option award and an RSU award). However, given our unique circumstances in fiscal 2022, including our strategic review of our operations and future growth opportunities, significant changes in our business environment (including global economic conditions impacting our operations), and the difficulty in establishing appropriate Company-wide objectives during this period, our Compensation Committee determined that the fiscal 2022 bonuses paid to our current Named Executive Officers would ultimately be determined on a discretionary basis, taking into account (i) the Company's performance and each executive officer's individual performance and contributions to the Company in fiscal 2022 and (ii) certain performance goals previously prepared by members of our senior management. Furthermore, our Compensation Committee awarded annual cash-based incentive bonus and annual equity-based incentive awards below the target amount to our current Named Executive Officers in light of their individual contributions to the Company's performance during fiscal 2022.

Upon the recommendation of our Compensation Committee our Board approved the following elements of compensation for our current Named Executive Officers:

•
Base Salary. As of the end of fiscal 2022, the base salaries for our Named Executive Officers were as follows:

Named Executive Officer	Base Salary ($)
Mark W. Wong	525,000
Elizabeth Horton (1)	400,000
Donald M. Panter	300,000

(1)
Ms. Horton was hired on November 15, 2021, and received a base salary during fiscal 2022 prorated to her start date.
•
Annual Cash-Based Incentive Bonus. The cash-based incentive bonuses awarded with respect to fiscal 2022 performance were as follows:

Named Executive Officer	Bonus ($)
Mark W. Wong	29,531
Elizabeth Horton	123,333
Donald M. Panter	13,125

•
Annual Equity-Based Incentive Awards. The equity-based incentive awards granted under our 2019 Plan (as defined below) for performance during fiscal 2022 were as follows:

Named Executive Officer	Stock Option Dollar Value ($)	Stock Options (#)	RSU Dollar Value ($)	RSUs (#)
Mark W. Wong	45,000	100,787	15,750	19,444
Elizabeth Horton	144,917	324,573	49,333	60,905
Donald M. Panter	5,000	11,198	5,250	6,481

Each of the stock options and RSUs awarded as part of the annual equity-based incentive awards component of our fiscal 2022 executive compensation program vest quarterly over three years, commencing on January 1, 2023.

Executive Compensation

Summary Compensation Table

The following table sets forth certain information for the fiscal years ended June 30, 2022 and 2021 regarding the compensation of (i) our Chief Executive Officer, (ii) our two most highly compensated executive officers other than our Chief Executive Officer who were serving as executive officers at the end of fiscal 2022, and (iii) our former Chief Financial Officer whom, but for the fact that he was not serving as an executive officer at the end of fiscal 2022, would have been included under (ii) as one of our two most highly compensated individuals other than the Chief Executive Officer. These individuals are referred to herein as our “Named Executive Officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)		Option Awards ($)(2)		Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)		Total ($)
Mark W. Wong	2022	525,000	—	15,750		45,000		29,531		10,803	(4)	626,084
President and Chief Executive Officer	2021	525,000	—	72,240		650,000		135,450		11,600	(4)	1,394,290
Elizabeth Horton (5)	2022	238,462	50,000	74,333	(6)	169,917	(7)	123,333		6,159	(4)	662,204
Chief Financial Officer and Secretary
Donald M. Panter	2022	300,000	—	5,250		5,000		13,125		10,664	(4)	334,039
Executive Vice President, Americas	2021	300,000	—	24,030		150,000		60,075	(8)	10,423	(4)	544,528
Matthew K. Szot (9)	2022	132,500	—	—		—		243,750		7,529	(10)	383,779
Former Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer	2021	325,000	—	19,774		100,000		74,151		14,077	(10)	533,002

(1)
Ms. Horton was paid a cash signing bonus of $50,000 at the time of hire.
(2)
The amounts shown for stock awards and option awards represent the aggregate grant date fair value of such awards granted to the Named Executive Officers as computed in accordance with ASC 718. For each award, the grant date fair value is calculated using the closing price of our common stock on the grant date and, in the case of the restricted stock awards, assuming 100% probability of achievement of conditions for full vesting as of the grant date. These amounts do not correspond to the actual value that may be realized by the Named Executive Officers upon vesting or exercise of such awards.
(3)
Amounts represent annual cash-based incentive bonuses earned for performance during fiscal 2022 and 2021.
(4)
Amounts represent 401(k) matching employer contributions for fiscal 2022 and 2021.
(5)
Ms. Horton was hired on November 15, 2021.
(6)
Ms. Horton's amount includes a new hire award of 7,553 RSUs that vested immediately upon grant.
(7)
Ms. Horton's amount includes a new hire award of 15,739 stock options exercisable at $3.31 per share, that vested immediately upon grant.
(8)
Mr. Panter elected to receive the entire amount of his fiscal 2021 annual cash-based incentive bonus in the form of 22,005 fully vested shares of our common stock issued under our 2019 Plan (as defined below), in lieu of cash, with shares equal to the aggregate tax withholding obligations withheld to cover taxes.
(9)
On November 14, 2021, Matthew K. Szot resigned from his positions as Executive Vice President of Finance and Administration, Chief Financial Officer, Secretary and Treasurer, in each case effective as of November 15, 2021.
(10)
Includes (i) $6,529, and $10,077 in 401(k) matching employer contributions for fiscal 2022 and 2021, respectively; and (ii) $1,000 and $4,000 in fees for service on the board of S&W Australia in fiscal 2022 and 2021, respectively.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information regarding outstanding equity awards granted to our Named Executive Officers that remain outstanding as of June 30, 2022.

Name	Option Awards(1)					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Mark W. Wong	7,000	—		3.61	12/8/24
	10,000	—		4.25	12/10/25
	6,632	—		4.75	12/19/26
	150,000	—		3.85	6/18/27
	100,000	—		3.20	8/30/28
	900,370	180,082	(3)	2.36	10/13/29
	300,000	300,000	(4)	2.41	9/30/30
	86,666	433,334	(5)	2.64	10/4/31
						17,713	(6)	17,713
						27,452	(7)	27,452
						22,804	(8)	22,804
Elizabeth Horton	15,739	—		3.31	11/14/31
Donald M. Panter	75,000	—		2.79	10/28/28
	104,160	20,832	(9)	2.36	10/13/29
	43,746	43,754	(10)	2.41	9/30/30
	20,000	100,000	(11)	2.64	10/4/31
						4,141	(12)	4,141
						7,842	(13)	7,842
						7,586	(14)	7,586
Matthew K. Szot	45,000	—		3.95	11/15/22
	50,000	—		4.76	11/15/22
	19,851	—		4.86	11/15/22
	29,687	—		3.10	11/15/22
	33,250	—		3.20	11/15/22
	270,200	—		2.36	11/15/22
	150,000	—		2.41	11/15/22
	80,000	—		2.64	11/15/22

(1)
All of the option awards were granted under the S&W Seed Company Amended and Restated 2009 Equity Incentive Plan (our "2009 Plan") or the S&W Seed Company 2019 Equity Incentive Plan (our "2019 Plan"). Our 2009 Plan was succeeded by our 2019 Plan on January 16, 2019.
(2)
All of the option awards were granted with a per share price not less than the fair market value of one share of our common stock on the date of grant, as determined in good faith by our Board.
(3)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2020 and continued through October 1, 2022.
(4)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2021 and will continue through October 1, 2023.
(5)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2022 and will continue through October 1, 2024.
(6)
Consists of RSUs, which were awarded on October 14, 2019 and vested on a quarterly basis beginning on January 1, 2020 and continued through October 1, 2022. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.
(7)
Consists of RSUs, which were awarded on October 1, 2020 and vest on a quarterly basis beginning on January 1, 2021 and continuing through October 1, 2023. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.

(8)
Consists of RSUs, which were awarded on October 5, 2021 and vest on a quarterly basis beginning on January 1, 2022 and continuing through October 1, 2024. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.
(9)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2020 and continued through October 1, 2022.
(10)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2021 and will continue through October 1, 2023.
(11)
The options vest in 12 quarterly installments on the first day of the fiscal quarter. Vesting commenced on January 1, 2022 and will continue through October 1, 2024.
(12)
Consists of RSUs, which were awarded on October 14, 2019 and vested on a quarterly basis beginning on January 1, 2020 and continued through October 1, 2022. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.
(13)
Consists of RSUs, which were awarded on October 1, 2020 and vest on a quarterly basis beginning on January 1, 2021 and continuing through October 1, 2023. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.
(14)
Consists of RSUs, which were awarded on October 5, 2021 and vest on a quarterly basis beginning on January 1, 2022 and continuing through October 1, 2024. The market value of the RSUs is based on a closing price of $1.00, which was the closing price on June 30, 2022, the last trading day of fiscal 2022.

Equity Benefit Plans

2019 Equity Incentive Plan

Our 2019 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. As of October 18, 2022, the record date for the Annual Meeting, a total of 6,501,527 shares of common stock have been issued or are currently reserved for issuance under the 2019 Plan, which was adopted at our annual meeting of stockholders held on January 16, 2019, as successor to the 2009 Plan.

Amended and Restated 2009 Equity Incentive Plan

Our 2009 Plan authorizes the grant and award of options and other equity compensation, including stock appreciation rights, restricted stock awards, RSUs, performance awards and other stock-based compensation to employees, officers, directors and consultants. A total of 2,450,000 shares of common stock had been issued or were reserved for issuance under our 2009 Plan as of January 16, 2019, at which time our 2009 Plan was succeeded by our 2019 Plan.

Equity Compensation Plan Information

The following table summarizes the information about the options and other equity compensation under our 2019 Plan and our 2009 Plan as of the close of business on June 30, 2022. We have no equity compensation plans that have not been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved by Stockholders	4,905,019	(1)	2.64	(2)	2,549,968

(1)
Represents awards granted under the 2009 Plan and the 2019 Plan. The 2019 Plan became effective on January 16, 2019, at which time the 2019 Plan succeeded the 2009 Plan. Consists of 4,637,100 options and 267,919 RSUs.
(2)
Represents the weighted-average exercise price of outstanding options.

PROPOSALS

Overview of Proposals

This Proxy Statement contains three proposals requiring stockholder action:

•
Proposal No. 1 requests the election to our Board of the five nominees named in this Proxy Statement.
•
Proposal No. 2 requests the ratification of the selection of Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023.
•
Proposal No. 3 requests that stockholders vote, on an advisory basis, to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

General

The business and affairs of our company are managed under the direction of the Board, as provided by Nevada law and our Bylaws. The Board establishes corporate policies and strategies and supervises the implementation and execution of those policies and strategies by our officers and employees. The directors are kept informed of our company operations at meetings of the Board, through reports and analyses prepared by, and discussions with, company management.

Our Board currently consists of eight directors. Our Bylaws provide that the authorized number of directors shall be determined by a resolution of our Board. With a view towards streamlining our organizational structure, and also reducing related costs, our Board has determined to reduce the authorized number of directors to five, effective as of immediately prior to the Annual Meeting. To facilitate this reduction, on October 27, 2022, Dr. Fischhoff, Ms. Madere and Messrs. Seidler and Straus each delivered irrevocable resignations from their positions on the Board, including each of the Board committees on which they serve, with the resignation of Mr. Straus effective as of October 31, 2022, and the resignations of Dr. Fischhoff, Ms. Madere and Mr. Seidler effective as of immediately prior to the Annual Meeting.

Our Board proposes that the five director nominees named in the following summary be elected, each to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal.

Our directors are elected in uncontested elections by a majority vote as describe below. In contested director elections, elections whereby the number of nominees exceeds the number of directors to be elected, the directors will be elected by a plurality of the votes cast and the nominees receiving the greatest numbers of votes will be elected to serve as directors. The election of directors at the Annual Meeting is an uncontested election and thus the majority voting standard described below applies.

To be elected in an uncontested election, a director must receive the affirmative vote of a majority of the votes cast with respect to such director’s election. This means that a director will be elected if the number of votes cast for that director’s election exceeds the number of votes cast against that nominee’s election. Broker non-votes and abstentions will not be counted as votes cast, and, accordingly, will have no effect on the election of directors. In considering whether to nominate any director currently serving on the Board (an “Incumbent Director”) for re-election, the Board will take into account whether the Incumbent Director has tendered an irrevocable resignation that is effective upon the Board’s acceptance of such resignation in the event the director fails to receive the required vote to be re-elected, as described above. If an Incumbent Director fails to receive the required number of votes for re-election in an uncontested election, the Incumbent Director would continue to serve on the Board as a “holdover director” until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal pursuant to our Bylaws. The Nominating and Governance Committee will consider the resignation offer and recommend to the Board whether to accept or reject the resignation of such Incumbent Director, or whether other action should be taken. The Board will endeavor to act on the recommendation within 90 days following certification of the election results. The Board will promptly disclose its decision whether to accept the Incumbent Director’s resignation offer (and its rationale for rejecting the offer, if applicable) in a press release and filing an appropriate disclosure with the SEC. If the Board accepts the resignation, then the Board, in its sole discretion, may, pursuant to our Bylaws, fill any resulting vacancy or may decrease the size of the Board.

Nevada corporate law does not require cumulative voting in the election of directors, and neither our Articles nor Bylaws provide for cumulative voting.

Nominees

Our Nominating and Governance Committee of the Board recommended, and the full Board has approved, Mark J. Harvey, Mark Herrmann, Alexander C. Matina, Alan D. Willits and Mark W. Wong as nominees for election as directors at the Annual Meeting. Each of the nominees, other than Mark Herrmann, is currently a director of the Company. For information concerning the nominees, please see “Information Regarding the Nominees” beginning on page 10 of this Proxy Statement.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” each of the foregoing director nominees. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by our Board. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a majority of the votes cast with respect to such director’s election, meaning that to be elected, the director must receive more “for” votes than “against” votes. Abstentions and broker non-votes are not considered votes “cast” for purposes of this proposal and, as such, will not affect the outcome of the election of directors.

The Board recommends that you vote “FOR” the election of each of the nominees named above (Proposal No. 1).

PROPOSAL NO. 2 – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Our Audit Committee has selected Crowe LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2023 and has further directed that we submit the selection of our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe LLP has audited our financial statements since our 2015 fiscal year.

Representatives of Crowe LLP will be present at our Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

Stockholder ratification of the selection of Crowe LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, our Board is submitting the selection of Crowe LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Crowe LLP. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

Annual Evaluation and Selection of Independent Auditor

To help assure continuing auditor independence, our Audit Committee annually reviews Crowe LLP’s independence and performance in connection with the Audit Committee’s determination of whether to retain Crowe LLP or engage another firm as our independent auditor. In the course of these reviews, our Audit Committee considers, among other things:

•
Crowe LLP’s recent performance on our company audits;
•
Crowe LLP’s institutional knowledge and expertise regarding our company’s global business, accounting policies and practices and internal control over financial reporting enhances audit quality;
•
the professional qualifications of Crowe LLP, the lead audit partner, and other key engagement partners;
•
Crowe LLP’s disclosures related to audit quality and performance, including recent PCAOB inspections;
•
the appropriateness of Crowe LLP’s audit fees; and
•
the quality and candor of Crowe LLP’s communications with the Audit Committee and management.

Based on this evaluation, our Audit Committee has determined that Crowe LLP is independent and that it is in the best interest of the Company and its stockholders to continue to retain Crowe LLP to serve as our independent auditors for our fiscal year ending June 30, 2023.

Principal Accountant Fees and Services

Our Audit Committee is responsible for audit firm compensation. The aggregate fees billed by Crowe LLP for the fiscal years ended June 30, 2022 and 2021 for the professional services described below are as follows:

	Fiscal Year Ended
	June 30, 2022	June 30, 2021
Audit fees (1)	$413,600	$268,000
Audit-related fees	—	—
Tax fees	—	—
All other fees (2)	13,400	95,820
Total fees	$427,000	$363,820

(1)
Audit fees consist of fees for professional services performed by Crowe LLP for the audit of our annual financial statements, review of our quarterly financial statements, and for fiscal 2022, includes fees for professional services related to additional audit matters unique to specific transactions or events.
(2)
For the fiscal year ended June 30, 2022 and 2021, these fees were paid in connection with certain reimbursements and review of and consents for our registration statements and filings and related services that are normally provided in connection with statutory and regulatory filings or engagements. The amount for the fiscal year ended June 30, 2021 also includes fees for the audit of our 401(k) plan.

All of the fees described above were approved by our Audit Committee.

Rotation of Lead Audit Partner

Our Audit Committee requires the lead audit partner to be rotated at least every five years. The process for selection of the Company’s lead audit partner pursuant to this rotation is expected to involve discussions with Crowe LLP to consider issues related to the timing of such rotation and the transition to new lead and reviewing partners and a meeting between the Chairperson of our Audit Committee and the candidate for the role as well as discussion by the full Audit Committee and management.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

We maintain an auditor independence policy that bans our auditors from performing non-financial consulting services, such as information technology consulting and internal audit services. This policy mandates that the Audit Committee approve the audit and non-audit services and related budget in advance, and that the Audit Committee be provided with quarterly reporting on actual spending. This policy also mandates that we may not enter into auditor engagements for non-audit services without the express approval of the Audit Committee. In accordance with this policy, the Audit Committee pre-approved all services to be performed by our independent registered public accounting firm.

Vote Required

The affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting on the matter is necessary to ratify the appointment of Crowe LLP as our independent registered public accountants for the fiscal year ending June 30, 2023. Abstentions will have the effect of a vote “against” this proposal. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected in connection with this proposal.

The Board recommends that you vote “FOR” the ratification of the selection of Crowe LLP as the Company’s independent registered public accountants for the fiscal year ending June 30, 2023 (Proposal No. 2).

PROPOSAL NO. 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

(“SAY-ON-PAY”)

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Securities Exchange Act, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our Named Executive Officers.

Our executive compensation program and compensation paid to our Named Executive Officers are described beginning on page 28 of this Proxy Statement. Our compensation programs are overseen by our Compensation Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support the following principles that we believe reflect our core values (relationships matter; be open, honest and constructive; demand excellence; take intelligent risks; and act like an owner):

•
support, attract and retain the best talent;
•
support a high-performance culture by rewarding excellence and achievement;
•
recognize and retain top-performing talent via differentiated rewards and opportunities;
•
reinforce alignment with our Company’s values (in particular, a focus on excellence and an attitude of ownership);
•
create alignment with our Company’s long-term performance; and
•
provide an opportunity for each employee to share in the success we create together.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

We request that our stockholders approve the compensation of our Named Executive Officers as described elsewhere in this Proxy Statement pursuant to the following resolution:

RESOLVED, that the stockholders of S&W Seed Company (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers disclosed in the Summary Compensation Table and the related compensation tables and narrative disclosure in the Proxy Statement for the Annual Meeting of Stockholders to be held on December 14, 2022.

As an advisory vote, this proposal (commonly referred to as “say-on-pay”), is not binding on S&W, our Board or our Compensation Committee and will not be construed as overruling a decision by S&W, our Board or our Compensation Committee or creating or implying any additional fiduciary duty for S&W, our Board or our Compensation Committee. However, our Compensation Committee and our Board value the opinions expressed by our stockholders in their votes on this proposal and will consider the outcome of the vote when making future compensation decisions regarding named executive officers.

Unless our Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of our named executive officers, the next scheduled advisory vote on the frequency of “say-on-pay” votes (commonly referred to as a “say-on-frequency” proposal) will be at our 2026 annual meeting of stockholders. Our stockholders will be able to indicate by advisory vote at the 2026 annual meeting of stockholders any change in their preference as to the frequency of future “say-on-pay” votes.

Vote Required

Approval of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the shares present at the Annual Meeting virtually or represented by proxy at the Annual Meeting. Broker non-votes and abstentions will have the effect of a vote “against” this proposal.

The Board recommends that stockholders vote “FOR” the approval of the compensation paid to our Named Executive Officers (Proposal No. 3).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information concerning the beneficial ownership of the shares of our common stock as of October 18, 2022, the record date for the Annual Meeting, by:

•
each person we know to be the beneficial owner of 5% of more of the outstanding shares of our common stock;
•
each of the Named Executive Officers listed in the Summary Compensation Table;
•
each of our current directors and director nominees; and
•
all of our current executive officers, directors and director nominees as a group.

Except as otherwise indicated below, the address of each beneficial owner listed in the table is c/o S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

Applicable percentage ownership is based on 42,623,445 shares of common stock outstanding on October 18, 2022. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of October 18, 2022 (December 14, 2022). We did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of our securities, particularly by the 5% stockholders listed in the table.

	Number of Shares		Number of Shares Subject to Options, RSUs and Warrants Exercisable by		Total Shares Beneficially Owned
Name of Beneficial Owners	Beneficially Held		December 14, 2022		Number	Percent
5% Stockholders
MFP Partners, L.P. (1)	17,448,226		2,827,490	(2)	20,275,716	44.6%
Wynnefield Capital Management LLC and Related Entities (3)	4,493,198		—		4,493,198	10.5%

Directors and Executive Officers
David A. Fischhoff, Ph.D.	79,158		47,454	(4)	126,612	*
Mark J. Harvey	238,081	(5)	8,320	(6)	246,401	*
Mark Herrmann	—		—		—	—
Consuelo E. Madere	70,465		39,862	(7)	110,327	*
Alexander C. Matina	89,973		67,730	(8)	157,703	*
Charles B. Seidler	164,847		65,408	(9)	230,255	*
Robert D. Straus	110,651		40,048	(10)	150,699	*
Alan D. Willits	455,235		39,447	(11)	494,682	1.2%
Mark W. Wong	267,174	(12)	1,927,416	(13)	2,194,590	4.9%
Elizabeth Horton	4,841		15,739	(14)	20,580	*
Donald M. Panter	41,935		298,320	(15)	340,255	*
Matthew K. Szot	127,771		677,988	(16)	805,759	1.9%
All current executive officers, directors and director nominees as a group (11 persons)	1,522,360		2,549,744		4,072,104	9.0%

* Less than 1 percent of the class.

(1)
Based upon a Schedule 13D/A filed with the SEC on October 7, 2022 by MFP Investors LLC, MFP Partners, L.P. (“MFP”) and Jennifer Cook Price. MFP Investors LLC is the general partner of MFP. Jennifer Cook Price is the managing director of MFP and the managing member of MFP Investors LLC. The address for MFP is 909 Third Avenue, 33rd Floor, New York, NY 10022. Alexander C. Matina, a member of our Board, is Vice President and Portfolio Manager of MFP Investors LLC.
(2)
Based upon a Schedule 13D/A filed with the SEC on October 7, 2022 by MFP Investors LLC, MFP and Jennifer Cook Price. Consists of (i) 1,768,140 shares issuable upon conversion of 1,695 shares of our Series B Redeemable Convertible Non-Voting Preferred Stock, par value $0.001 per share (our “Series B Preferred Stock”), taking into account the accrual of paid-in-kind dividends on such Series B Preferred Stock through September 30, 2022, the most recent dividend payment date under the terms of the Series B Preferred Stock; (ii) 559,350 shares issuable upon the exercise of a warrant issued to MFP on February 18, 2022; and (iii) 500,000 shares issuable upon the exercise of a warrant issued to MFP on September 22, 2022.
(3)
Based upon a Form 4 filed with the SEC on June 18, 2020 by Wynnefield Partners Small Cap Value, L.P. The address for Wynnefield Capital Management, LLC and related entities is 450 Seventh Avenue, Suite 509, New York, NY 10123. Of the shares indicated, 1,455,985 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. (“Partners”), 2,289,958 shares are beneficially owned by Wynnefield Partners Small Cap Value, L.P. I (“Partners I”), 618,020 shares are beneficially owned by Wynnefield Small Cap Value Offshore Fund, Ltd. (the “Fund”) and 129,235 shares are beneficially owned by Wynnefield Capital, Inc. Profit Sharing Plan (the “Plan”). Wynnefield Capital Management, LLC has an indirect beneficial interest in the shares held by Partners and Partners I. Wynnefield Capital, Inc. has an indirect beneficial interest in the shares held by the Fund. Nelson Obus may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital,

Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Joshua Landes may be deemed to hold an indirect beneficial interest in the shares held by Partners, Partners I, the Fund and the Plan because he is the co-managing member of Wynnefield Capital Management, LLC, a principal executive officer of Wynnefield Capital, Inc. (the investment manager of the Fund) and a co-trustee of Wynnefield Capital, Inc. Profit Sharing Plan (having power to vote and dispose of investments in securities). Mr. Obus and Mr. Landes both disclaim any beneficial ownership of the shares of common stock reported in this report.
(4)
Consists of (i) 22,799 shares issuable upon vesting of RSUs and (ii) 24,655 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(5)
Consists of (i) 17,415 shares owned directly by Mr. Harvey; and (ii) 220,666 shares held in a retirement fund directed by Mr. Harvey and as to which he is a beneficiary.
(6)
Consists of (i) 1,320 shares issuable upon vesting of RSUs and (ii) 7,000 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(7)
Consists of (i) 22,006 shares issuable upon vesting of RSUs and (ii) 17,856 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(8)
Consists of (i) 25,704 shares issuable upon vesting of RSUs and (ii) 42,026 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(9)
Consists of (i) 22,799 shares issuable upon vesting of RSUs and (ii) 42,609 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(10)
Consists of (i) 22,006 shares issuable upon vesting of RSUs and (ii) 18,042 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(11)
Consists of (i) 22,799 shares issuable upon vesting of RSUs and (ii) 16,648 shares issuable upon exercise of options, in each case within 60 days of the Record Date.
(12)
Consists of (i) 230,544 shares owned directly by Mr. Wong and (ii) 36,630 shares held by Starlight 4, LLLP (“Starlight”). Mr. Wong is the general partner of Starlight and therefore may be deemed to have share voting control or investment power over the shares held by Starlight. Mr. Wong disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares.
(13)
Consists of 1,927,416 shares issuable upon exercise of options within 60 days of the Record Date.
(14)
Consists of 15,739 shares issuable upon exercise of options within 60 days of the Record Date.
(15)
Consists of 298,320 shares issuable upon exercise of options within 60 days of the Record Date.
(16)
Consists of 677,988 shares issuable upon exercise of options within 60 days of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Party Transactions

Our Audit Committee is responsible for reviewing and approving, in advance, any transactions between us and any related parties. Related parties include any of our directors or executive officers, certain of our stockholders and their immediate family members. This obligation is set forth in writing in the Audit Committee charter. A copy of the Audit Committee charter is available on our website at www.swseedco.com in the Investors section under “Corporate Governance.” This website address is included for reference only. The information contained on S&W’s website is not incorporated by reference into this Proxy Statement. Each year, our Audit Committee, assisted by our legal counsel, works with our directors, executive officers and certain stockholders to identify any transactions with us in which the executive officer or director or their family members have an interest. We review related party transactions due to the potential for a conflict of interest. A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, with our interests.

Related Party Transactions

Private Placements

On October 14, 2021, we entered into a Securities Purchase Agreement with MFP, our largest stockholder, Starlight, an entity affiliated with Mark W. Wong, our Chief Executive Officer and a Board member, and Alan D. Willits, Charles B. Seidler and Robert D. Straus, each a Board member as of the date of this Proxy Statement, pursuant to which we sold an aggregate of 1,847,343 shares of our common stock in a private placement for aggregate gross proceeds of approximately $5.0 million.

On February 18, 2022, we entered into a Securities Purchase Agreement with MFP pursuant to which we sold to MFP, in a private placement, 1,695 shares of our Series B Preferred Stock and an accompanying warrant to purchase up to 559,350 shares of our common stock for aggregate gross proceeds of approximately $5.0 million.

MFP Loan Agreement

On September 22, 2022, MFP provided a letter of credit, issued by JPMorgan Chase Bank, N.A. for the account of MFP, with a face amount of $9,000,000 (the “Specified LC”), for the benefit of CIBC Bank USA (“CIBC”), as additional collateral to support our obligations under our Loan and Security Agreement with CIBC, dated December 26, 2019 (as amended, the “CIBC Loan Agreement”). The Specified LC matures on January 23, 2023, one month after the maturity date of the CIBC Loan Agreement.

Concurrently, on September 22, 2022, we entered into a Subordinate Loan and Security Agreement (the “MFP Loan Agreement”), with MFP, pursuant to which any draw CIBC may make on the Specified LC (each, a “Bank Draw”), will be deemed to be a term loan advance made by MFP to us. The MFP Loan Agreement will mature on November 30, 2025. Pursuant to the MFP Loan Agreement, we agreed to pay MFP a cash fee through the maturity date of the Specified LC equal to 3.50% per annum on all amounts remaining undrawn under the Specified LC. In the event any term advances are deemed made under the MFP Loan Agreement, such advances will bear interest at a rate per annum equal to term SOFR (with a floor of 1.25%) plus 9.25%, half of which will be payable in cash on the last day of each fiscal quarter and half of which will accrue as payment in kind interest payable on the maturity date, unless, with respect to any quarterly payment date, we elect to pay such interest in cash. As of the date of this Proxy Statement, CIBC has not initiated any Bank Draws, and we have not paid any cash fees to MFP.

The MFP Loan Agreement is secured by substantially all of our assets and is subordinated to the CIBC Loan Agreement. Upon the occurrence and during the continuance of an event of default, MFP may declare all outstanding obligations under the MFP Loan Agreement immediately due and payable and take such other actions as set forth in the MFP Loan Agreement.

MFP Warrants

On September 22, 2022, pursuant to the MFP Loan Agreement, we issued to MFP a warrant to purchase up to 500,000 shares of our common stock, subject to reductions as provided therein. In addition, upon each Bank Draw, we will be required to issue to MFP additional warrants pursuant to the terms of the MFP Loan Agreement. Such additional shares that may become issuable pursuant to the MFP Loan Agreement will be issuable at an exercise price of $1.60 per share (subject to certain adjustments) and each such additional warrant will expire five years from the date of issuance. As of the date of this Proxy Statement, no such additional warrants have been issued to MFP.

Alexander C. Matina, a member of our Board, is Vice President and Portfolio Manager of MFP Investments LLC, the general partner of MFP.

Indemnification

Our Articles and our Bylaws provide for indemnification of our directors, officers, employees or agents of S&W, as well as directors, officers, employees, trustees or agents of our subsidiaries serving at our request, so that they will be free from undue concern about personal liability in connection with their service to us. We have also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that we will indemnify the director or executive officer, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director or executive officer, and otherwise to the fullest extent permitted under Nevada law and our Articles and Bylaws.

OTHER BUSINESS

As of the time of the preparation of this Proxy Statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named on the accompanying proxy to vote on such matters in accordance with their best judgment.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. Proxy Materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Proxy Materials, please notify your broker, direct your written request to Secretary, S&W Seed Company, 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501 or call us at (720) 506-9191. Stockholders who currently receive multiple copies of the Proxy Materials at their address and would like to request “householding” of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

A copy of the Annual Report is available without charge upon written request to our Corporate Secretary at 2101 Ken Pratt Blvd., Suite 201, Longmont, Colorado 80501.

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/SANW • Cast your vote online P.O. BOX 8016, CARY, NC 27512-9903 • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders as of record on October 19, 2021 TIME: Wednesday, December 15, 2021 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast -please visit www.proxydocs.com/SANW for more details. This proxy is being solicited on behalf of the Management The undersigned hereby appoints Mark W. Wong and Matthew K. Szot, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

S&W seed company P.O.BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To www.proxypush.com/SANW Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote PHONE Call 1-866-390-5242 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided S&W Seed Company Annual Meeting of Shareholders For Shareholders of record as of October 18, 2022 TIME: Wednesday, December 14, 2022 2:30 PM, Mountain Time PLACE: Annual Meeting to be held virtually via live webcast please visit www.proxydocs.com/SANW for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Mark W. Wong and Elizabeth Horton (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of S&W Seed Company which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

S&W Seed Company Annual Meeting of Shareholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 3 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of Directors 1.01 Mark J. Harvey FOR AGAINST ABSTAIN 1.01 Mark J. Harvey FOR 1.02 Mark Herrmann FOR 1.03 Alexander C. Matina FOR 1.04 Alan D. Willits FOR 1.05 Mark W. Wong FOR FOR AGAINST ABSTAIN 2. To ratify the selection of Crowe LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2023. FOR 3. Advisory vote on compensation of named executive officers. FOR 4. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof. You must register to attend the meeting online and/or participate at www.proxydocs.com/SANW before 5:00 PM EST on December 12, 2022 Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date